                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                  LYCOS, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                  LYCOS, INC.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                                  LYCOS, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                AUGUST 13, 1998
To Our Stockholders:

    A Special Meeting of the Stockholders of Lycos, Inc. (the "Company") will be held on Thursday, August 13, 1998, at 8:30 A.M., at the offices of the Company, 400-2 Totten Pond Road, Waltham, Massachusetts, for the following purposes:

    1. To consider and act upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 40,000,000 shares to 100,000,000 shares.

    2. To consider and act upon any other business which may properly come before the meeting.

    The Board of Directors has fixed the close of business on July 17, 1998 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

    PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                 By order of the Board of Directors

                                 Edward M. Philip,
                                 Chief Operating Officer,
                                 Chief Financial Officer and
                                 Secretary

Waltham, Massachusetts
July 24, 1998

                                 LYCOS, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lycos, Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on Thursday, August 13, 1998, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is July 24, 1998.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to the matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

     The holders of a majority in interest of all stock issued, outstanding, and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the meeting is required to approve the proposed amendment of the Restated Certificate of Incorporation.

     The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

     The Company's principal executive offices are located at 400-2 Totten Pond Road, Waltham, Massachusetts 02451 telephone number (781) 370-2700.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on July 17, 1998, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled vote [_________] shares of Common Stock, par value of $.01 per share ("Common Stock"). Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 1998 (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director of the Company, (iii) by the Chief Executive Officer and the next four most highly compensated executive officers of the Company (the "Named Executive Officers") who beneficially held shares of the Company's Common Stock as of such date and (iv) by all executive officers and directors of the Company as a group. Except as otherwise noted, each person maintains a business address c/o Lycos, Inc., 400-2 Totten Pond Road, Waltham, Massachusetts 02451, and has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days following June 30, 1998, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. As of June 30, 1998, there were 19,027,821 shares of Common Stock outstanding.


-------------------------------------------------------------------------------------------------
                                                            AMOUNT AND
                                                             NATURE OF              PERCENT OF
                                                        BENEFICIAL OWNERSHIP           CLASS
-------------------------------------------------------------------------------------------------
CMG Information Services, Inc.(1)..................         5,598,554                   29.4%
100 Brickstone Square
Andover, MA 01810
-------------------------------------------------------------------------------------------------
FMR Corp.(2).......................................         2,002,737                   10.5%
82 Devonshire Street
Boston, MA  02109
-------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------
David S. Wetherell (3).............................              7,504                   *
c/o CMG Information Services, Inc.
100 Brickstone Square
Andover, MA  01810
-------------------------------------------------------------------------------------------------
Daniel J. Nova.....................................              9,668                   *
c/o Highland Capital Partners
Two International Place
Floor 22
Boston, MA  02110
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                            AMOUNT AND
                                                             NATURE OF              PERCENT OF
                                                        BENEFICIAL OWNERSHIP           CLASS
-------------------------------------------------------------------------------------------------
John M. Connors, Jr.(4)............................              6,666                   *
c/o Hill, Holliday, Connors, Cosmopulos, Inc.
200 Clarendon Street
Boston, MA  02116
-------------------------------------------------------------------------------------------------
Richard H. Sabot (5)...............................             85,278                   *
c/o Tripod, Inc.
160 Water Street
Williamstown, MA  01267
-------------------------------------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------
Robert J. Davis (6)................................            213,300                 1.1%
-------------------------------------------------------------------------------------------------
Edward M. Philip(7)................................             36,206                   *
-------------------------------------------------------------------------------------------------
Jan R. Horsfall(8).................................             21,000                   *
-------------------------------------------------------------------------------------------------
Jeffrey J. Crown(9)................................              2,000                   *
-------------------------------------------------------------------------------------------------
David G. Peterson(10)..............................              8,000                   *
-------------------------------------------------------------------------------------------------
All executive officers and directors as a group
(12 persons)(11)...................................          6,019,176                31.1%
-------------------------------------------------------------------------------------------------

____________________

(1) Includes 3,720,235 shares held by CMG@Ventures I, L.L.C. and 1,878,319 shares held by CMGI. Each of CMG@Ventures, Inc., the managing member of CMG@Ventures I, L.L.C., Mr. Wetherell, Chairman of the Board, President, Chief Executive Officer and Secretary of CMGI, an executive officer of CMG@Ventures, Inc. and a member of CMG@Ventures I, L.L.C., also may be deemed to be a beneficial owner of these 5,598,554 shares of Common Stock. CMGI, the sole stockholder of CMG@Ventures, Inc., may be deemed to be the beneficial owner of the 3,720,235 shares held by CMG@Ventures I, L.L.C. Each of CMG@Ventures, Inc., CMGI and Mr. Wetherell disclaims beneficial ownership except to the extent of his or its pecuniary interest. Includes 481,648 shares of Common Stock which CMG@Ventures I, L.L.C. has agreed to sell to the Company upon the exercise of options granted under the Company's 1995 Stock Option Plan.

(2) According to Schedule 13G filed with the Securities and Exchange Commission in January 1998.

(3) Includes 6,975 shares held by a trust for the benefit of Mr. Wetherell's children. Mr. Wetherell may also be deemed to be the beneficial owner of the 3,720,235 shares of Common Stock held by CMG@Ventures I, L.L.C. and the 1,878,319 shares of Common Stock held by CMGI, by virtue of his interest as a member of CMG@Ventures, his positions as an executive officer of CMGI and CMG@Ventures, Inc., as well as his stockholder interest in CMGI. Mr. Wetherell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.

(4) Represents options to acquire 6,666 shares of Common Stock which are currently exercisable or become exercisable within 60 days.

(5) Includes options to acquire 12,159 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Sabot holds options to purchase 4,054 shares of Common Stock which become exercisable after 60 days.

(6) Includes options to acquire 213,300 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Davis holds options to purchase 208,200 shares of Common Stock which become exercisable after 60 days.

(7) Includes 1,000 shares of Common Stock held by Mr. Philip and options to acquire 35,206 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Philip holds options to purchase 180,146 shares of Common Stock which become exercisable after 60 days.

(8) Includes options to acquire 21,000 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Horsfall holds options to purchase 96,000 shares of Common Stock which become exercisable after 60 days.

(9) Includes options to acquire 2,000 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Crown holds options to purchase 80,000 shares of Common Stock which become exercisable after 60 days.

(10) Includes options to acquire 8,000 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition, Mr. Peterson holds options to purchase 96,000 shares of Common Stock which become exercisable after 60 days.

(11) Includes 3,720,235 shares held by CMG@Ventures I, L.L.C. and 1,878,319 shares held by CMGI. Mr. Wetherell, Chairman of the Board, President, Chief Executive Officer and Secretary of CMGI, an executive officer of CMG@Ventures, Inc. and a member of CMG@Ventures I, L.L.C., may be deemed to be a beneficial owner of these 5,598,554 shares of Common Stock. Includes options to acquire 329,331 shares of Common Stock which are currently exercisable or become exercisable within 60 days. In addition to the shares listed, the executive officers of the Company hold options to acquire an additional 917,733 shares of Common Stock which become exercisable after 60 days.

              PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES
              OF COMMON STOCK WHICH THE COMPANY HAS THE AUTHORITY
             TO ISSUE FROM 40,000,000 SHARES TO 100,000,000 SHARES

     On July 2, 1998, the Board of Directors adopted an amendment to the Restated Certificate of Incorporation, subject to approval by the stockholders, to increase the number of authorized shares of Common Stock from 40,000,000 shares to 100,000,000. The Board of Directors also directed that the proposed amendment be submitted for action at the Special Meeting of Stockholders to be held on August 13, 1998.

     Increase in Number of Shares of Common Stock.   The Company's Restated
Certificate of Incorporation currently authorizes the issuance of a total of 45,000,000 shares, consisting of 40,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share. The proposed amendment will increase the total number of authorized shares to 105,000,000, and the number of shares of Common Stock authorized to 100,000,000. The amendment will modify the first paragraph of Article FOURTH of the Restated Certificate of Incorporation to read as follows:

          FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock with a par value of $.01 per share (herein called the "Common Stock"), and 5,000,000 shares of Preferred Stock with a par value of $.01 per share (herein called the "Preferred Stock").

     The amendment will not change the currently authorized number of shares of Preferred Stock, which will remain set at 5,000,000. No shares of Preferred Stock have been issued.

     The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock now authorized. Adoption of the proposed amendment and the issuance of Common Stock would not affect the rights of holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. If the proposed amendment is adopted, it will become effective upon the filing of the proposed amendment with the Delaware Secretary of State.

     Appraisal Rights in Respect of the Proposed Amendment. Under the applicable provisions of the Delaware General Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment.

     Recommendation of the Board of Directors. On July 2, 1998, the Board of Directors authorized a two-for-one split of the Company's Common Stock, subject to receipt of stockholder approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of the Company's authorized Common Stock. An increase in the authorized Common Stock is necessary to permit the split to occur since the Company does not have a sufficient number of authorized but unissued shares to carry out the split. The Board of Directors believes that the adoption of the proposed amendment to the Restated Certificate of Incorporation is advantageous to the Company and its stockholders. It would provide sufficient authorized shares of Common Stock to effect the two-for-one stock split. It would also provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or the rules of the Nasdaq Stock Market or other stock exchange on which the Company's securities may then be listed) and for other corporate purposes which the Board may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans. In the event stockholder approval of this proposal is obtained, after giving effect to the proposed two-for-one stock split, the Company would have a total of 61,944,358 authorized but unissued shares of Common Stock remaining available pursuant to its Restated Certificate of Incorporation, of which 7,623,144 shares would be reserved for issuance under the Company's stock option plans and employee stock purchase plan. These additional authorized shares of Common Stock will restore the Company's flexibility to issue Common Stock to a level the Board of Directors believes advisable.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT.

               DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     The Company's next Annual Meeting will be held in December 1998. An eligible stockholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must have given notice to the Secretary of the terms and content of the proposal no later than September 16, 1998.

                                 OTHER MATTERS

     Management knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matter discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on the proposal specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendation.

                                 By order of the Board of Directors,

                                 Edward M. Philip,
                                 Chief Operating Officer,
                                 Chief Financial Officer and
                                 Secretary
July 24, 1998

                                     PROXY

                                  LYCOS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                August 13, 1998


The undersigned hereby appoints Robert J. Davis and Edward M. Philip, and each of them, with full power and substitution, proxies to represent the undersigned at the Special Meeting of Stockholders of Lycos, Inc. to be held on August 13, 1998, at 8:30 a.m., at 400-2 Totten Pond Road, Waltham, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of Lycos, Inc. standing in the name of the undersigned upon such business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE PROPOSAL AS SET FORTH IN THE PROXY STATEMENT.

        PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE COMMENTS?

[X]   PLEASE MARK VOTES AS IN THIS EXAMPLE



1. To consider and act upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 40,000,000 shares to 100,000,000 shares.

                         For               Against               Abstain
                         [ ]                 [ ]                   [ ]

2. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

                         For               Against               Abstain
                         [ ]                 [ ]                   [ ]

RECORD DATE SHARES:

I plan to attend in person      [ ]

I do not plan to attend in person      [ ]

Please be sure to sign and date this Proxy.    Date:
                                                    ----------------

Mark box at right if comments or address change
have been noted on the reverse side of this card      [ ]




Shareholder sign here                      Co-owner sign here
                     ------------------                       ------------------


DETACH CARD